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                                                                EXHIBIT 10.9(s)


                      INTERCOMPANY SUBORDINATION AGREEMENT

TO:      Bank of America National Trust and Savings
         Association, as Administrative Agent (the
         "Administrative Agent")

Ladies and Gentlemen:

         Reference is made to the certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark USA, Inc. (the "Company"), the several financial institutions party hereto (the "Banks"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Administrative Agent"), NationsBank, N.A. as Syndication Agent and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, as Co-Agents,. It is a requirement of the Credit Agreement that the Subordinated Creditor enter into this Subordination Agreement.

         The Company and its Subsidiaries (each, a "Subordinated Obligor") are or may become indebted or otherwise obligated to the Company and other of its Subsidiaries (each, a "Subordinated Creditor"), and desire that the Banks continue to extend financial accommodations to the Company. For the purpose of inducing the Banks to grant, continue or renew such financial accommodations, and in consideration thereof, each Subordinated Creditor agrees as follows:

         1. Any and all claims of the Subordinated Creditor against any Subordinated Obligor, now or hereafter existing, (the "Subordinated Debt"), are, and shall be at all times, subject and subordinate to any and all Obligations owing to the Administrative Agent and the Banks (collectively, the "Senior Creditor").

         2. If any Default or Event of Default as defined in the Credit Agreement (as herein defined) shall at any time occur and be continuing (each, a "Default"), then at all times thereafter until such Default shall have been cured, or such Default or the benefits of this sentence shall have been waived in writing by the Administrative Agent, no Subordinated Obligor shall, directly or indirectly, make any payment or distribution of assets with respect to the Subordinated Debt, except as set forth in paragraph 10 hereof. With respect to any Subordinated Debt which is permitted to be secured, the relevant Subordinated Creditors agree to not foreclose or take any action with respect to, or otherwise realize upon, such lien unless and until payment could otherwise be made on such Subordinated Debt hereunder.

         3. In case of (a) any assignment for the benefit of creditors by any Subordinated Obligor, (b) any proceedings under any bankruptcy or other debtor relief laws being instituted by or against any Subordinated Obligor, (c) the appointment of any receiver for any Subordinated Obligor's business or assets, or (d) any dissolution or winding up of the affairs of any
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Subordinated Obligor and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge, are hereby directed to pay to the Administrative Agent the full amount of the Obligations (including interest and fees to the date of payment) before making any payment of principal or interest to any Subordinated Creditor under any Subordinated Debt (whether or not from the proceeds of any security interest securing any Subordinated Debt). With respect to any Subordinated Debt which is permitted to be secured, until payment in full of the Obligations (including interest and fees to the date of payment), any proceeds of such lien shall be applied to the Obligations.

         4. The Senior Creditor is hereby authorized by each Subordinated Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future Obligations or any part thereof, (b) increase or decrease the rate of interest payable thereon,
(c) exchange, enforce, waive, release, or fail to perfect any security therefor,
(d) apply such security and direct the order or manner of sale thereof in such manner as the Senior Creditor may at its discretion determine, (e) release the Company or any guarantor of any indebtedness of the Company from liability, and
(f) make optional future advances to the Company, all without notice to any Subordinated Creditor and without affecting the subordination provided by this Agreement.

         5. Each Subordinated Creditor acknowledges and agrees that it shall have the sole responsibility for obtaining from any Subordinated Obligor such information concerning any Subordinated Obligor's financial condition or business operations as they may require, and that Senior Creditor shall not have any duty at any time to disclose to any Subordinated Creditor any information relating to the business operations or financial condition of any Subordinated Obligor.

         6. On the written request of the Administrative Agent, each Subordinated Creditor shall mark any note or instrument evidencing any Subordinated Debt with a conspicuous legend which reads substantially as follows:

                  "THIS [NOTE] IS SUBORDINATED TO CERTAIN PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO THE BANKS PARTY TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 AMONG CINEMARK USA, INC., THE BANKS PARTY THERETO AND BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT, AS AMENDED FROM TIME TO TIME, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 16, 1998 BETWEEN BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT AND PROMISOR."

         7. In the event that any payment or any cash or noncash distribution is made to any Subordinated Creditor in violation of the terms of this Agreement (including receiving proceeds

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from realization upon any security interest securing Subordinated Debt), such
Subordinated Creditor shall receive the same in trust for the benefit of the Senior Creditor, and shall forthwith remit it to the Administrative Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer the same to the Administrative Agent.

         8. For violation of this Agreement, each Subordinated Creditor shall be jointly and severally liable for all losses and damages sustained by reason of such breach.

         9. Each Subordinated Creditor agrees not to sell, assign, transfer, pledge, hypothecate, or encumber any Subordinated Debt except subject expressly to this Agreement and not to take any lien or security on any of Subordinated Obligor's property so long as any Obligations shall exist. This Agreement shall be binding upon the heirs, successors and assigns of the Subordinated Creditors and Subordinated Obligors.

         10. Notwithstanding the provisions of Section 2, (a) a Subordinated Obligor may make payments or prepayments to a Subordinated Creditor on Subordinated Debt for its respective share of consolidated tax liability and
(b), so long as no Default or Event of Default has occurred, a Subordinated Creditor may receive principal and noncash interest payments on the Subordinated Debt; provided, however, that such payments in the case of subsection (a) does not cause a Default or Event of Default under any Obligations.

         11. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         12. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of November 16, 1998.

                                         THE SUBORDINATED CREDITORS LISTED ON
                                         SCHEDULE A HERETO:

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


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                          ACCEPTANCE OF SUBORDINATION
                       AGREEMENT BY SUBORDINATED OBLIGORS

         The undersigned being the Subordinated Obligors named in the foregoing Subordination Agreement, hereby accept and consent thereto and agree to be bound by all the provisions thereof, not to make any payment to or on behalf of the Subordinated Creditors in violation of such agreement and to recognize all priorities and other rights granted thereby to the Senior Creditor, and its successors and assigns, and to perform in accordance therewith.

         Dated:  November 16, 1998



                                         THE SUBORDINATED OBLIGORS LISTED ON
                                         SCHEDULE A HERETO:

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


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              Cinemark (USA) Intercompany Subordination Agreement

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                             SCHEDULE A TO INTERCOMPANY SUBORDINATION AGREEMENT



                           ALL SUBORDINATED CREDITORS





                           ALL SUBORDINATED OBLIGORS





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              Cinemark (USA) Intercompany Subordination Agreement